EXHIBIT 23.2






                           Consent of Independent Auditors
                           -------------------------------


The Board of Directors
Communication Intelligence Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


San Jose, California
May 22, 1996